Van Kampen Emerging Markets Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 China  9/18/    -     $8.55  2,427,0  172,70    0.01%  0.04%   China     UBS
Mercha    06                   00,000     0                     Intern  Invest
  nts                                                           ationa   ment
 Bank                                                             l      Bank
  Co.                                                           Capita
  Ltd                                                             l
                                                                Corpor
                                                                ation
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                (Asia
                                                                Pacifi
                                                                  c)
                                                                Limite
                                                                d, UBS
                                                                  AG
                                                                acting
                                                                throug
                                                                h its
                                                                busine
                                                                  ss
                                                                group,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 ABN
                                                                 AMRO
                                                                 Bank
                                                                N.V.,
                                                                 Hong
                                                                 Kong
                                                                Branch
                                                                and NM
                                                                Rothsc
                                                                hild &
                                                                 Sons
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d
                                                                (each
                                                                tradin
                                                                 g as
                                                                 ABN
                                                                 AMRO
                                                                Rothsc
                                                                hild),
                                                                 BOCI
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                CITIC
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                 ate
                                                                Financ
                                                                e (HK)
                                                                Limite
                                                                d, CMB
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Orient
                                                                  al
                                                                Patron
                                                                 Asia
                                                                Limite
                                                                d, CSC
                                                                Securi
                                                                 ties
                                                                 (HK)
                                                                Limite
                                                                d, Dao
                                                                 Heng
                                                                Securi
                                                                 ties
                                                                Limite
                                                                d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                First
                                                                Shangh
                                                                  ai
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Guangd
                                                                 ong
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Guotai
                                                                Junan
                                                                Securi
                                                                 ties
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                 ties
                                                                 (HK)
                                                                Capita
                                                                  l,
                                                                Limite
                                                                  d,
                                                                Shenyi
                                                                  n
                                                                Wanguo
                                                                Capita
                                                                l (HK)
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d,
                                                                Taifoo
                                                                  k
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d

                                                                China
                                                                Intern
Indust  10/23    -     $1.80  13,900,  3,484,    0.01%  0.26%   ationa  Merril
rial &   /06                  000,000    000                      l        l
Commer                                                          Capita   Lynch
 cial                                                             l
 Bank                                                           Corpor
  of                                                            ation
 China                                                          Limite
                                                                  d,
                                                                 ICEA
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                 AG,
                                                                 Hong
                                                                 Kong
                                                                Branch
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                 Far
                                                                 East
                                                                Limite
                                                                d, BNP
                                                                Pariba
                                                                  s
                                                                Peregr
                                                                 ine
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                China
                                                                Everbr
                                                                 ight
                                                                Securi
                                                                 ties
                                                                 (HK)
                                                                Limite
                                                                d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Guangd
                                                                 ong
                                                                Securi
                                                                 ties
                                                                Limite
                                                                d, The
                                                                Hongko
                                                                ng and
                                                                Shangh
                                                                  ai
                                                                Bankin
                                                                  g
                                                                Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Taifoo
                                                                  k
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d,
                                                                 BCOM
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d,
                                                                Cazeno
                                                                  ve
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                Orient
                                                                  al
                                                                Patron
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                Shenyi
                                                                  n
                                                                Wanguo
                                                                Capita
                                                                  l
                                                                (H.K.)
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d

                                                                China
                                                                Intern
 China  12/13    -      HKD   $1,691,  527,00    0.01%  0.04%   ationa  Citigr
 Coal    /06            4.05  000,000     0                       l       oup
Energy                                                          Capita   Asia
Compan                                                            l       Ltd
 y Ltd                                                          Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                s Asia
                                                                Limite
                                                                  d,
                                                                Morgan
                                                                Stanle
                                                                y Dean
                                                                Witter
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                China
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d